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                                                                    EXHIBIT 23.1




                         CONSENT OF INDEPENDENT AUDITORS


                  We consent to the incorporation by reference in the Registration Statement on Form S-8 of our report dated January 26, 1996 on the financial statements included in the annual report of Magainin Pharmaceuticals Inc. as at and for the year ended December 31, 1995.



Richard A. Eisner & Company, LLP

New York, New York
August 26, 1996